Segment Information	6 Months Ended
Jun. 30, 2020
Segment Information [Abstract]
Segment Information

6.    Segment Information

We have one operating segment with operations primarily in the United States and Canada. Sales are assigned to geographic locations based on the location of customers. Sales by geographic location are as follows (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Revenue:
United States	$2,278	$2,556	$4,429	$4,790
Canada	819	917	1,443	1,482
Other countries	1	16	18	41
Total revenue	$3,098	$3,489	$5,890	$6,313

During the three months ended June 30, 2020 and 2019, two and three of our customers represented an aggregate of approximately 32% and 43% of our revenue, respectively. During the six months ended June 30, 2020 and 2019, one and three of our customers represented an aggregate of approximately 22% and 48% of our revenue, respectively.